UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22172
Exact name of registrant as specified in charter:	World Funds Trust
Address of principal executive offices:	8730 Stony Point Parkway, Suite 205 Richmond, VA 23235
Name and address of agent for service	The Corporation Trust Co., Corporation Trust Center, 1209 Orange St., Wilmington, DE 19801 With Copy to: John H. Lively PractusTM LLP 11300 Tomahawk Creek Parkway, Ste. 310 Leawood, KS 66211
Registrant's telephone number, including area code:	(804) 267-7400
Date of fiscal year end:	September 30
Date of reporting period:	September 30, 2019

Item #1. Reports to Stockholders.

INDEX	Union Street Partners Value Fund

ANNUAL REPORT

For the Year Ended September 30, 2019

Union Street Partners Value Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling or sending an email request.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all Funds held with the Fund complex/your financial intermediary.

Union Street Partners Value Fund

Important Disclosure Statement

The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read and considered carefully before investing. The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. You may obtain a current copy of the Fund’s prospectus by calling 1-800-673-0550. Distributed by First Dominion Capital Corp., Richmond, VA.

Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-673-0550. Information provided with respect to the Fund’s Portfolio Holdings, Sector Weightings, Number of Holdings and Expense Ratios are as of September 30, 2019 and are subject to change at any time.

Union Street Partners, LLC (“USP”) waived or reimbursed part of the Fund’s total expenses. Had USP not waived or reimbursed expenses of the Fund, the Fund’s performance would have been lower.

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders

October 23, 2019

Dear Shareholders:

As investors, the short-term cycles of uncertainty are always present. Experience and training have taught us that most of the headlines created by the 24-hour news cycle are noise. Savvy businesspeople are managing and positioning their businesses for the next ten to twelve years as opposed to the next ten to twelve months. Rest assured we are focused on the longer-term prospects of the businesses we own and will use any periods of irrationality to act decisively.

If you are expecting a discussion on the “Trade War”, Federal Reserve interest rate policy, impeachment proceedings, or Brexit, we apologize in advance. We understand the short-term impact these developments have on markets. We also recognize it is a fool’s errand to manage a portfolio of businesses around headlines and tweets. Focusing on longer-term business fundamentals will provide a clearer path to compounding your wealth.

What we are not worried about

We do not spend time worrying about the next recession—we know it will come. The odds are the next recession will not look anything like the last and that it will be over by the time it is officially reported. We are also quite confident that the portfolio of businesses we own will deploy capital at favorable terms in the teeth of the next recession. It’s counterintuitive, but due to the strength of the companies we own, they usually become stronger, not weaker, during recessions.

We are not worried about the 2020 election. Since 1792 we have had an election in this country every four years. In fact, we would worry about the 2020 election only if there was not a 2020 election. We do want clients to prepare themselves for an onslaught of negative campaign ads designed to stoke fear. WPP PLC’s ad-buying division GroupM forecasts almost $10 billion in total political ad spend in 2020. $10 billion can buy plenty of pessimism and pessimism is not generally a positive catalyst for stocks over the short run. This election season could present us with a nice opportunity to build new positions or add to existing positions at attractive prices.

We are not worried about the generation that graduated college during or about the Great Recession. This generation has attracted a lot of headlines since they graduated college. The fact is they are going to be the driving force of our economy’s growth for at least the next couple of decades. We are of

ANNUAL REPORT

Union Street Partners Value Fund

Letter to Shareholders - continued

the strong opinion that over the course of the next few years you will see this generation trade their preference for experiences travelling abroad for the experience of changing a diaper. The economic implications of their maturation will likely have a far reaching and long-lasting positive impact on our country.

Fiscal Year 2019 Performance and the Fourth Quarter of 2018

Trailing returns for the Union Street Partners Value Fund and Russell 1000 Value can be found in the table below.

Name	Total Return
	1-Year	3-Year*	5-Year*
Union Street Partners Value Fund (Advisor Class)	-4.19%	8.84%	N/A
Russell 1000 Value Index Total Return	4.00%	9.43%	7.79%

As of 9/30/2019

*Average Annual Returns

Source: Morningstar

While we are disappointed by the relative underperformance of the portfolio over the Fiscal Year reporting period, the trailing one-year performance period includes the 2018 fourth quarter correction as its starting point. The fund was down 17.8% during the fourth quarter of 2018 due in large part to indiscriminate selling, especially amongst energy related names.

The Q4 2018 correction was indeed painful for owners of most asset classes outside of interest-bearing cash deposits. Investors’ mad rush to the exit doors reminded us of a paper penned by Abhijit Banerjee titled A Simple Model of Herd Behavior. In his paper Banerjee writes,

“There are innumerable social and economic situations in which we are influenced in our decision making by what others around us are doing. Paying heed to what everyone else is doing is rational because their decisions may reflect information that they have and we do not. It then turns out that a likely consequence of people trying to use this information is what we call herd behavior—everyone doing what everyone else is doing, even when their private information suggests doing something quite different. This suggests that the very act of trying to use the information contained in the decisions made by others makes each person’s decision less responsive to her own information and hence less informative to others.”

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Union Street Partners Value Fund

Letter to Shareholders - continued

Q4’s indiscriminate selling across asset classes was, in our opinion, a classic example of the perils of herd behavior when related to investing. Herd behavior can create a vicious cycle while at the same time opportunity for those willing to rationally analyze the information available.

We strongly believe that to be successful in this business over the long-term, you do not want to be a part of the herd.

When we analyzed the fundamentals, we saw an economy at or near full employment, wage growth, strong revenue and earnings growth, and quite attractive valuations based on our expectations of forward earnings. Hence, our outlook for 2019 was strong considering how much less expensive many quality businesses were at the end of 2018 compared to September 2018.

As fears subsided at the beginning of the year, US equity markets staged a strong rebound. Year-to-date through September 30th the Union Street Partners Value Fund returned 16.55%.

Thank you

We sincerely appreciate the trust and confidence that you have placed in us to manage your hard-earned money. We do not take our responsibility lightly and encourage you to call with any questions or concerns.

Sincerely,

Bernie and McCoy

ANNUAL REPORT

Union Street Partners Value Fund

COMPARISON OF $10,000 INVESTMENT IN UNION STREET PARTNERS VALUE FUND CLASS A SHARES VS. RUSSELL 1000® VALUE INDEX (unaudited)

$26
$24
$22
$20
$18
$16
$14
$12
$10
$8
$6
In Thousands
$24,602
$19,219
12/29/10
09/30/11
09/30/12
09/30/13
09/30/14
09/30/15
09/30/16
09/30/17
09/30/18
09/30/19
Performance figures include deduction of maximum applicable sales charges
Class A - with load
Russell 1000® Value Index

	Total Return One Year Ended 9/30/19	Average Annual Return
		Five Years Ended 9/30/19	Since Inception 12/29/10 to 9/30/19	Since Inception 4/14/11 to 9/30/19	Since Inception 4/27/16 to 9/30/19
Union Street Partners Value Fund - Class A - with load	(9.91%)	4.44%	7.75%	N/A	N/A
Union Street Partners Value Fund - Class A - without load	(4.41%)	5.69%	8.48%	N/A	N/A
Union Street Partners Value Fund - Class C	(5.12%)	4.91%	N/A	7.69%	N/A
Union Street Partners Value Fund - Advisor Class	(4.19%)	N/A	N/A	N/A	8.50%
Russell 1000® Value Index	4.00%	7.79%	10.83%	10.53%	9.77%

*Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of shares. The total cumulative returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

ANNUAL REPORT

Union Street Partners Value Fund

Past performance is not predictive of future performance.

The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is not adjusted to reflect expenses that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance.

ANNUAL REPORT

Union Street Partners Value Fund

Portfolio Compositionas of September 30, 2019 (unaudited)

Holdings by Industry/Asset Class	% of Net Assets
Common Stocks:
Banks	26.61%
Computers	20.90%
Medical	16.36%
Oil	12.64%
Telecommunications	6.09%
Retail	5.31%
Insurance	3.51%
Beverages	2.78%
Diversified Manufacturing	2.06%
Preferred Stock:
Government Bonds	1.85%
Convertible	0.69%
Money Market Fund	1.12%
99.92%

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of InvestmentsSeptember 30, 2019

	Shares	Fair Value
COMMON STOCKS – 96.26%

BANKS – 26.61%
Bank of America Corp.	52,350	$1,527,050
Burke & Herbert Bank & Trust Co.	52	118,560
Citigroup Inc.	19,100	1,319,428
Deutsche Bank AG	52,000	390,000
The Goldman Sachs Group, Inc.	3,115	645,521
JPMorgan Chase & Co.	25,000	2,942,250
Wells Fargo & Co.	22,200	1,119,768
		8,062,577

BEVERAGES – 2.78%
Diageo plc Spons ADR	5,150	842,128

COMPUTERS – 20.90%
Apple Inc.	10,500	2,351,685
Intel Corp.	24,300	1,252,179
Microsoft Corp.	19,620	2,727,769
		6,331,633

DIVERSIFIED MANUFACTURING – 2.06%
General Electric Co.	70,000	625,800

INSURANCE – 3.51%
Markel Corp.*	900	1,063,710

MEDICAL – 16.36%
Bausch Health Companies Inc.*	48,000	1,048,800
Bayer AG-Spons ADR	36,000	636,840
CVS Health Corp.	22,000	1,387,540
Johnson & Johnson	6,100	789,218
Merck & Co., Inc.	13,000	1,094,340
		4,956,738

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedSeptember 30, 2019

	Shares	Fair Value
OIL – 12.64%
BP plc Spons ADR	26,930	$1,023,071
Chesapeake Energy Corp.*	288,000	406,080
Chevron Corp.	7,400	877,640
Exxon Mobil Corp.	11,550	815,545
Schlumberger Ltd.	20,740	708,686
		3,831,022

RETAIL – 5.31%
J.C. Penney Co., Inc.*	415,000	368,893
Target Corp.	11,600	1,240,156
		1,609,049

TELECOMMUNICATIONS – 6.09%
AT&T Inc.	32,800	1,241,152
Verizon Communications Inc.	10,000	603,600
		1,844,752

TOTAL COMMON STOCKS – 96.26%
(Cost: $18,010,630)		29,167,409

PREFERRED STOCKS – 2.54%

CONVERTIBLE – 0.69%
Chesapeake Energy Corp., Preferred, 4.500%, Perpetual	5,000	210,017

GOVERNMENT – 1.85%
Fannie Mae, Series N, 5.500% Perpetual*	10,000	222,800
Fannie Mae, Series M, 4.750% Perpetual*	10,000	227,400
Fannie Mae, Series L, 5.125% Perpetual*	5,000	111,250
		561,450

TOTAL PREFERRED STOCKS – 2.54%
(Cost: $841,154)		771,467

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Schedule of Investments - continuedSeptember 30, 2019

	Shares	Fair Value
MONEY MARKET FUNDS – 1.12%

Fidelity® Investments Money Market Government Portfolio - Institutional Class 1.86%**	338,213	$338,213
(Cost: $338,213)

TOTAL INVESTMENTS – 99.92%
(Cost: $19,189,997)		30,277,089
Other assets, net of liabilities – 0.08%		23,261
NET ASSETS - 100.00%		$30,300,350

*Non-Income producing.

**Effective 7 day yield as of September 30, 2019.

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of Assets and Liabilities September 30, 2019

ASSETS
Investments at fair value (identified cost of $19,189,997) (Note 1)	$30,277,089
Receivable for capital stock sold	270
Dividends and interest receivable	29,913
Prepaid expenses	17,229
TOTAL ASSETS	30,324,501

LIABILITIES
Accrued investment management fees	14,600
Accrued 12b-1 fees	6,878
Accrued administration, accounting and transfer agent fees	2,257
Other accrued expenses	416
TOTAL LIABILITIES	24,151
NET ASSETS	$30,300,350

Net Assets Consist of:
Paid-in-capital applicable to 1,701,049 no par value shares of beneficial interest outstanding, unlimited shares authorized	$19,433,752
Distributable earnings	10,866,598
Net Assets	$30,300,350

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares:
Net Assets	$3,603,542
Shares Outstanding	200,980
Net Asset Value and Redemption Price* Per Share	$17.93
Maximum Offering Price Per Share**	$19.01

Class C Shares:
Net Assets	$9,173,526
Shares Outstanding	528,376
Net Asset Value and Maximum Offering Price Per Share	$17.36
Redemption Price Per Share***	17.19

Advisor Class Shares:
Net Assets	$17,523,282
Shares Outstanding	971,693
Net Asset Value and Redemption Price Per Share	$18.03

*Includes a maximum contingent deferred sales charge (“CDSC”) of 1% on the proceeds of certain redemptions made less than 1 year from purchase if those shares were purchased without paying a front-end sales charge.

**Maximum Offering Price per Share including Sales Charge of 5.75%.

***Redemption Price per Share including CDSC of 1% on the proceeds redeemed within 1 year from purchase.

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Statement of OperationsYear ended September 30, 2019

INVESTMENT INCOME
Dividends	$719,636
Interest	39,524
Total investment income	759,160

EXPENSES
Investment management fees (Note 2)	294,162
12b-1 fees (Note 2)
Class A	9,397
Class C	109,079
Recordkeeping and administrative services (Note 2)	27,749
Accounting fees (Note 2)	20,000
Custody fees	2,713
Transfer agent fees (Note 2)	9,345
Audit and tax fees	17,000
Legal fees	27,338
Filing and registration fees	27,000
Trustee fees	5,559
Compliance fees	7,000
Shareholder reports	17,541
Shareholder servicing (Note 2)
Class A	699
Class C	4,220
Advisor Class	10,104
Other	15,802
Total expenses	604,708
Fee waivers (Note 2)	(89,131)
Net expenses	515,577
Net investment income (loss)	243,583

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(563,740)
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,125,259)
Net realized and unrealized gain (loss) on investments	(1,688,999)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,445,416)

Union Street Partners Value Fund

Statements of Changes in Net Assets

See Notes to Financial Statements

ANNUAL REPORT

	Years ended September 30,
	2019		2018
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$243,583		$150,248
Net realized gain (loss) on investments	(563,740)		393,195
Net increase (decrease) in unrealized appreciation (depreciation) of investments	(1,125,259)		3,666,409
Increase (decrease) in net assets from operations	(1,445,416)		4,209,852

DISTRIBUTIONS TO SHAREHOLDERS
Distributions
Class A	(73,038)		(62,590)
Class C	(102,542)		(113,924)
Advisor Class	(232,454)		(112,081)
Decrease in net assets from distributions	(408,034)		(288,595)

CAPITAL STOCK TRANSACTIONS (NOTE 5)
Shares sold
Class A	75,246		256,286
Class C	502,350		433,562
Advisor Class	4,843,617		3,299,052
Distributions reinvested
Class A	73,038		62,590
Class C	102,542		113,925
Advisor Class	232,454		112,081
Shares redeemed
Class A	(1,085,092)		(1,983,469)
Class C	(3,541,117	)(A)	(1,058,706)
Advisor Class	(684,522)		(326,826)
Increase (decrease) in net assets from capital stock transactions	518,516		908,495

NET ASSETS
Increase (decrease) during year	(1,334,934)		4,829,752
Beginning of year	31,635,284		26,805,532
End of year	$30,300,350		$31,635,284

(A)Includes redemption fees of	$500

[This page intentionally left blank]

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights

See Notes to Financial Statements

ANNUAL REPORT

	Class A
	Years ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$19.18	$16.72	$14.82	$13.75	$15.04

Investment activities
Net investment income (loss) (1)	0.17	0.14	0.06	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.08)	2.49	2.26	1.31	(1.08)
Total from investment activities	(0.91)	2.63	2.32	1.41	(0.99)
Distributions
Net investment income	(0.19)	(0.02)	(0.08)	(0.08)	(0.10)
Net realized gain	(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.34)	(0.17)	(0.42)	(0.34)	(0.30)
Net asset value, end of year	$17.93	$19.18	$16.72	$14.82	$13.75

Total Return	(4.41%)	15.86%	15.64%	10.36%	(6.70%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.86%	1.83%	1.92%	2.10%	1.99%
Expenses, net of fee waivers and reimbursements	1.60%	1.60%	1.69%	1.75%	1.75%
Net investment income (loss)	0.99%	0.75%	0.37%	0.73%	0.62%
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of year (000’s)	$3,604	$4,906	$5,809	$4,827	$11,665

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

Class C
Years ended September 30,
2019	2018	2017	2016	2015
Net asset value, beginning of year	$18.48	$16.21	$14.42	$13.41	$14.69

Investment activities
Net investment income (loss) (1)	0.04	—	(A)	(0.06)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.01)	2.42	2.19	1.28	(1.05)
Total from investment activities	(0.97)	2.42	2.13	1.27	(1.07)
Distributions
Net investment income	—	(A)	—	(A)	—	(A)	—	(0.01)
Net realized gain	(0.15)	(0.15)	(0.34)	(0.26)	(0.20)
Total distributions	(0.15)	(0.15)	(0.34)	(0.26)	(0.21)
Redemption fees	—	(A)	—	—	—	—
Net asset value, end of year	$17.36	$18.48	$16.21	$14.42	$13.41

Total Return	(5.12%)	15.02%	14.78%	9.56%	(7.39%)
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	2.63%	2.57%	2.69%	2.85%	2.74%
Expenses, net of fee waivers and reimbursements	2.35%	2.35%	2.44%	2.50%	2.50%
Net investment income (loss)	0.24%	0.00%	(0.38%)	(0.10%)	(0.13%)
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75%	11.11%
Net assets, end of year (000’s)	$9,174	$12,988	$11,838	$9,960	$8,431

(1)Per share amounts calculated using the average number of shares outstanding throughout the year.

(A)Less than $0.01 per share.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

See Notes to Financial Statements

ANNUAL REPORT

Union Street Partners Value Fund

Financial Highlights - continued

See Notes to Financial Statements

ANNUAL REPORT

	Advisor Class
	Years ended September 30,			Period April 27, 2016* through September 30, 2016
	2019	2018	2017
Net asset value, beginning of period	$19.18	$16.70	$14.85	$14.48

Investment activities
Net investment income (loss) (1)	0.21	0.18	0.10	0.03
Net realized and unrealized gain (loss) on investments	(1.06)	2.50	2.25	0.34
Total from investment activities	(0.85)	2.68	2.35	0.37
Distributions
Net investment income	(0.15)	(0.05)	(0.16)	—
Net realized gain	(0.15)	(0.15)	(0.34)	—
Total distributions	(0.30)	(0.20)	(0.50)	—
Net asset value, end of period	$18.03	$19.18	$16.70	$14.85

Total Return	(4.19%)	16.16%	15.84%	2.56	%***
Ratios/Supplemental Data
Ratio to average net assets
Expenses, gross	1.68%	1.63%	1.74%	1.85	%**
Expenses, net of fee waivers and reimbursements	1.35%	1.35%	1.44%	1.50	%**
Net investment income (loss)	1.22%	0.99%	0.62%	0.50	%**
Portfolio turnover rate	13.56%	25.54%	9.03%	19.75	%***
Net assets, end of period (000’s)	$17,523	$13,742	$9,159	$7,699

(1)Per share amounts calculated using the average number of shares outstanding throughout the period.

*Commencement of operations.

**Annualized.

***Not Annualized.

Union Street Partners Value Fund

Selected Per Share Data Throughout Each Period

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements September 30, 2019

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Union Street Partners Value Fund (the “Fund”) is a non-diversified series of the World Funds Trust (“WFT” or “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management company. The Trust was organized as a Delaware statutory trust on April 9, 2007 and may issue its shares of beneficial interest in separate series and issue classes of any series or divide shares of any series into two or more classes. Class A shares of the Fund commenced operations on December 29, 2010, Class C commenced operations on April 14, 2011 and the Advisor Class commenced operations on April 27, 2016. The Fund currently offers Class A, Class C, and Advisor Class shares.

The Fund’s investment objective is to achieve capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”.

New Accounting Pronouncement

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Security Valuation

The Fund’s securities are valued at fair value prices. Investments in securities traded on national securities exchanges are valued at the last reported sale price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Other securities traded in the over-the-counter market and listed

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019 securities for which no sales are reported on a given date are valued at the last reported bid price. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Trust, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Short-term debt securities (less than 60 days to maturity) are valued at their fair value using amortized cost. Investments in investment companies and money market funds are valued at net asset value per share. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Trust’s Board of Trustees (the “Board”). Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the New York Stock Exchange (“NYSE”) and the value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund’s investments are traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.

Various inputs are used in determining the value of a Fund’s investments. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$29,048,849	$118,560	$—	$29,167,409
Preferred Stocks	771,467	—	—	771,467
Money Market Fund	338,213	—	—	338,213
	$30,158,529	$118,560	$—	$30,277,089

Refer to the Fund’s Schedule of Investments for a listing of the securities by security type and industry.

Warrants

The Fund can invest in warrants and stock purchase rights of companies of any market capitalization. A warrant gives the Fund the right to buy stock, typically from the issuer. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. Certain warrants may permit, without legal obligation, net settlement for stock or cash. The Fund has no obligation to exercise the warrant and buy the stock. As of September 30, 2019, the Fund did not invest in any warrants or stock purchase rights.

Security Transactions and Income

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discount or premiums are accreted or amortized to interest income using the effective interest method. The cost of securities sold is determined generally on a specific identification basis. Distributions from underlying registered investment companies are recorded on the ex-date and reflected as dividend income on the Statement of Operations unless designated as long term capital gain. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

Accounting Estimates

In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund identifies its major tax jurisdiction as U. S. Federal.

Management has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns. The Fund has no examinations in progress and management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Interest and penalties, if any, associated with any federal or state income tax obligations are recorded as income tax expense as incurred. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2016.

Reclassification of Capital Accounts

Certain components of net assets are reclassified relating to permanent differences between financial and tax reporting. These reclassifications are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gains for federal income tax purposes and have no effect on net assets or net asset value per share. As of September 30, 2019, there were no such reclassifications.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains, are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. Each class bears different distribution expenses. Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis as determined by the Board.

The Fund currently offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing distribution and service fees, and shareholder servicing fees. Income, expenses (other than distribution and service fees and shareholder servicing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class. Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 1% on the proceeds of certain redemptions of Class A shares made within 1 year of purchase if those shares were purchased without paying a front-end sales charge. Class A shares may be purchased without a front-end sales charge in amounts of $1,000,000 or more. Class C shares include a maximum deferred sales charge of 1% on the proceeds of Class C shares redeemed within 1 year of purchase. Advisor Class shares are not subject to redemption fees or deferred sales charges.

NOTE 2 – INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund’s shareholders approved an Investment Advisory Agreement between Union Street Partners, LLC (“USP”) and the Fund and also an investment sub-advisory agreement between USP and McGinn Investment Management, Inc. (“McGinn”). McGinn and USP are affiliated investment advisors. Mr. Bernard F. McGinn, the Fund’s portfolio manager, is a majority shareholder of McGinn and McGinn owns 50% of USP.

Pursuant to the Investment Advisory Agreement, USP provides investment advisory services for an annual fee of 1.00% of average daily net assets. USP analyzes economic and market trends, periodically assesses the Fund’s investment policies and recommends changes regarding the policies to the Board where appropriate. USP evaluates the performance of McGinn in light of selected benchmarks and the needs of the Fund, recommends changes to the Board where appropriate, and reports to the Board on the foregoing. Pursuant

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019 to the Sub-Advisory Agreement, McGinn is responsible for the day-to-day decision making with respect to the Fund’s investment program. McGinn, with USP’s oversight, manages the investment and reinvestment of the assets on the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold, and provides the Fund and its agents with records relating to its activities. For its services, McGinn is entitled to receive a sub-advisory fee of 0.50% of average daily net assets. McGinn’s fee for sub-advisory services is paid by USP from the investment advisory fees it receives and not by the Fund.

USP has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.35% of the average daily net assets of the Fund. The Adviser may not terminate this expense limitation agreement prior to January 31, 2021. Each waiver and/or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three years following the date such waiver and/or reimbursement was made, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. For the year ended September 30, 2019, USP earned $294,162 and waived $89,131 in advisory fees. The total amount of recoverable reimbursements as of September 30, 2019 was $227,969 which expires as follows:

Recoverable Reimbursements and Expiration Dates
2020	2021	2022	Total
$67,144	$71,694	$89,131	$227,969

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, whereby the Class A and Class C shares may finance activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund’s principal underwriter (the “Distributor”). The fee paid to the Distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.25% for Class A share expenses and 1.00% for Class C share expenses. With respect to Class C shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

The Fund has adopted a shareholder services plan. Under a shareholder services plan, the Fund may pay an authorized firm up to 0.25% on an annualized basis of average daily net assets of each class attributable to its customers who are shareholders. For the fee, the authorized firms may provide a variety of services, including but not limited to: (i) arranging for bank wires; (ii) responding to inquiries from shareholder concerning their investment in the Fund; (iii) assisting shareholders in changing dividend options, account designations and addresses; (iv) providing information periodically to shareholders showing their position in Shares; (v) forwarding shareholder communications from the Fund such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to Clients; (vi) processing purchase, exchange and redemption requests from shareholder and placing orders with the Fund or their service providers; (vii) providing sub-accounting with respect to Shares beneficially owned by shareholders; and (viii) processing dividend payments from the Fund on behalf of shareholders.

For the year ended September 30, 2019, the following fees were incurred:

Class	Type of Plan	Fees Incurred
Class A	12b-1	$9,397
Class A	Shareholder Services	699
Class C	12b-1	109,079
Class C	Shareholder Services	4,220
Advisor Class	Shareholder Services	10,104
		$133,499

Commonwealth Fund Services, Inc. (“CFS”) acts as the Fund’s administrator, transfer and dividend disbursing agent and pricing agent. As administrator, CFS provides shareholder, recordkeeping, administrative and blue-sky filing services. For the year ended September 30, 2019, CFS received the following fees paid monthly:

Administration	Transfer Agent	Accounting
$27,749	$9,345	$20,000

Certain officers of the Trust are also officers and/or directors of CFS. Additionally, Practus™ LLP, serves as legal counsel to the Trust. John H. Lively, Secretary of the Trust, is Managing Partner of Practus™ LLP. Tina H. Bloom and Bo James Howell are Assistant Secretaries of the Trust and Partners of Practus™ LLP. Mr. Lively, Ms. Bloom and Mr. Howell receive no special compensation from the Trust or the Fund for serving as officers of the Trust.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

NOTE 3 – INVESTMENTS

The costs of purchases and proceeds from the sales of securities other than short-term investments for the year ended September 30, 2019 were as follows:

Purchases	Sales
$4,947,157	$3,757,268

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended September 30, 2019 and the year ended September 30, 2018 was as follows:

	Year ended September 30, 2019	Year ended September 30, 2018
Distributions paid from:
Ordinary income	$156,338	$35,695
Realized gains	251,696	252,900
	$408,034	$288,595

As of September 30, 2019, the components of distributable earnings on a tax basis were as follows:

Year ended September 30, 2019
Accumulated undistributed net investment income (loss)	$343,294
Other accumulated gain (loss)	(563,740)
Net unrealized appreciation (depreciation) on investments	11,087,044
$10,866,598

Other accumulated gains and losses relate to capital loss carryforward of $563,740. This carryforward may be carried forward indefinitely of which $251,915 is considered long-term and $311,825 is considered short-term.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

Cost of securities for Federal Income tax purposes and the related tax-based net unrealized appreciation (depreciation) consists of:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$19,190,045	12,908,258	(1,821,214)	$11,087,044

The difference between book basis and cost basis net unrealized appreciation (depreciation) is attributable primarily to wash sales.

NOTE 5 – CAPITAL STOCK TRANSACTIONS

Capital stock transactions were:

Year ended September 30, 2019
	Class A	Class C	Advisor Class
Shares sold	4,643	30,092	279,770
Shares reinvested	4,764	6,873	15,104
Shares redeemed	(64,234)	(211,535)	(39,668)
Net increase (decrease)	(54,827)	(174,570)	255,206

Year ended September 30, 2018
	Class A	Class C	Advisor Class
Shares sold	13,947	24,953	179,959
Shares reinvested	3,506	6,585	6,290
Shares redeemed	(109,136)	(58,898)	(18,108)
Net increase (decrease)	(91,683)	(27,360)	168,141

NOTE 6 – SECTOR RISK

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of September 30, 2019, the Fund had 26.61% of the value of its net assets invested in securities within the Banking sector.

ANNUAL REPORT

Union Street Partners Value Fund

Notes To Financial Statements  - continuedSeptember 30, 2019

NOTE 7 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than those listed below.

Subsequent to September 30, 2019, the Funds made the following distributions:

Fund	Record Date	Ex-Dividend Date	Character	Amount
Union Street	11/20/2019	11/21/2019	Net Investment Income	$431,290
Union Street	11/20/2019	11/21/2019	Short-Term Capital Gain	98,711

ANNUAL REPORT

Union Street Partners Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Union Street Partners Value Fund and
Board of Trustees of World Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Union Street Partners Value Fund (the “Fund”), a series of World Funds Trust, as of September 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2019

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited)

Information pertaining to the trustees and officers of the Trust is set forth below. The names, addresses and ages of the trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. The Statement of Additional Information (the “SAI”) includes additional information about the trustees and is available without charge upon request by calling, toll-free, (800) 673-0550.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. The mailing address of each Trustee and officer is 8730 Stony Point Parkway, Suite 205, Richmond, VA, 23235, unless otherwise indicated.

NON-INTERESTED TRUSTEES

NAME, AGE AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
David J. Urban (64) Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since July 2013	54	None
Mary Lou H. Ivey (61) Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008	54	None
Theo H. Pitt, Jr. (83) Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 to present	54

Independent Trustee of Chesapeake Investment Trust for the one series of that trust; Leeward Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 17 series of that trust; (all registered investment companies).

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE AND POSITION(S) WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
David A. Bogaert (56) President	Indefinite, Since August 2017

Managing Director of Business Development, Commonwealth Fund Services, Inc., October 2013 – present; Senior Vice President of Business Development and other positions for Huntington Asset Services, Inc. from 1986 to 2013.

Karen M. Shupe (55) Treasurer and Principal Executive Officer	Indefinite, Since June 2008	Managing Director of Fund Operations, Commonwealth Fund Services, Inc., 2003 to present.
Ann T. MacDonald (65) Assistant Treasurer and Principal Financial Officer	Indefinite, Since November 2015	Managing Director, Fund Administration and Fund Accounting, Commonwealth Fund Services, Inc., 2003 to present.
John H. Lively (50) Secretary	Indefinite, Since November 2013	Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to May 2018.
Tina H. Bloom (51) Assistant Secretary	Indefinite, Since November 2018

Attorney, Practus TM LLP, (law firm), May 2018 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), November 2017 to May 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2011-2017.

Bo James Howell (38) Assistant Secretary	Indefinite, Since November 2018	Attorney, Practus TM LLP, (law firm), May 2018 to present; Founder, CCO Technology, June 2018; Director of Fund Administration of Ultimus Fund Solutions, LLC from 2012-2018.
Holly B. Giangiulio (57) Assistant Secretary	Indefinite, Since November 2015	Managing Director, Corporate Operations, Commonwealth Fund Services, Inc., January 2015 to present, Corporate Accounting and HR Manager from 2010 to 2015.
Julian G. Winters (50) Chief Compliance Officer	Indefinite, Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.

ANNUAL REPORT

World Funds Trust (the “Trust”)

Supplemental Information (unaudited) - continued

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available on or through the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available, without charge and upon request, by calling 1-800-673-0550 or on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 1 year of purchase of Class A shares and within one year of purchase for Class C shares and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2019, and held for the six months ended September 30, 2019.

Actual Expenses Example

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six months” to estimate the expenses you paid on your account during this six months.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the six months. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

ANNUAL REPORT

Union Street Partners Value Fund

Fund Expenses (unaudited) - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/2019)	Ending Account Value (9/30/2019)	Annualized Expense Ratio	Expenses Paid During Period Ended * 9/30/2019
Class A Actual	$1,000.00	$1,026.92	1.60%	$8.13
Class A Hypothetical **	$1,000.00	$1,017.00	1.60%	$8.09
Class C Actual	$1,000.00	$1,023.58	2.35%	$11.92
Class C Hypothetical **	$1,000.00	$1,013.25	2.35%	$11.86
Advisor Class Actual	$1,000.00	$1,027.94	1.35%	$6.86
Advisor Class Hypothetical **	$1,000.00	$1,018.25	1.35%	$6.83

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 183 days in the most recent fiscal half year divided by 365 days in the current year.

**5% return before expenses.

Investment Adviser:

Union Street Partners, LLC
1421 Prince Street, Suite 200
Alexandria, Virginia 22314

Investment Sub-Adviser:

McGinn Investment Management, Inc.
277 South Washington Street, Suite 340
Alexandria, Virginia 22314

Distributor:

First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accounting and Fund Administration:

Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Legal Counsel:

Practus™ LLP
11300 Tomahawk Creek Parkway, Suite 310
Leawood, Kansas 66211

ITEM 2.   CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $14,500 for 2019 and $14,500 for 2018.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2019 and $2,500 for 2018. The nature of the services comprising these fees include preparation of excise filings and income tax returns and assistance with calculation of required income, capital gain and excise distributions.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are and $0 for 2019 and $0 for 2018.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter, the registrant's Audit Committee must pre-approve all audit and  non-audit  services to be provided to the  registrant.  The Audit Committee also pre-approves any non-audit  services provided by the registrant's principal  accountant to the Union Street Partners Value Fund.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)  NA

(c)  0%

(d)  NA

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2019 and $0 for 2018.

(h) Not applicable. The Audit Committee pre-approved all non-audit services rendered to the registrant's investment adviser and any control affiliates that provide ongoing services to the registrant.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Schedule filed under Item 1 of the Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-ENDMANAGEMENT INVESTMENT COMPANY AND AFFILIATEDPURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a- 15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.   EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable. There were no solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by  this report by or on behalf of the registrant.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   World Funds Trust

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*:	/s/ Karen Shupe
Karen Shupe Principal Executive Officer
Date: December 6, 2019

By (Signature and Title)*:	/s/ Ann MacDonald
Ann MacDonald Principal Financial Officer
Date: December 6, 2019

* Print the name and title of each signing officer under his or her signature.